Exhibit 99.1

UNITED STATES BANKRUPTCY COURT
FOR THE DISTRICT OF DELAWARE

In re Seal123, Inc. *et al*

Case No. 15-10081 (CSS)
Reporting Period: 11/1/2015 to 11/30/2015

MONTHLY OPERATING REPORT

File with Court and submit copy to United States Trustee before the end of the following month.

Submit copy of report to any official committee appointed in the case.

REQUIRED DOCUMENTS	Form No.	Document Attached	Explanation Attached	Affidavit/Supplement Attached
Schedule of Cash Receipts and Disbursements	MOR-1	x		
Schedule of Bank Accounts with Book Balances	MOR-1a	x		
Bank Reconciliation (or copies of debtor's bank reconciliations)	MOR-1b		x	
Schedule of Professional Fees Paid	MOR-1c	x		
Copies of bank statements				
Cash disbursements journals				
Statement of Operations	MOR-2	x		
Balance Sheet	MOR-3	x		
Status of Postpetition Taxes	MOR-4	x		
Copies of IRS Form 6123 or payment receipt				
Copies of tax returns filed during reporting period				
Summary of Unpaid Postpetition Debts	MOR-4	x		
Listing of aged accounts payable	MOR-4	x		
Debtor Questionnaire	MOR-5	x		

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

Signature of Debtor — Date

Signature of Joint Debtor — Date

Bill Langsdorf (signature)
Signature of Authorized Individual* — December 4, 2015
Date

Bill Langsdorf
Printed Name of Authorized Individual

Chief Executive Officer
Title of Authorized Individual

*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

In re Seal123, Inc. et al Case No. 15-10081 (CSS) Reporting Period: 11/1/2015 to 11/30/2015 SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS FOR THE PERIOD NOVEMBER 1 to NOVEMBER 30, 2015 MOR -1 | Seal123, Inc. | Seal123 Retail | Seal123 Catalog| Seal123 GC | Total Company ccCompany | Company Cash Receipts Cash arid checks (See Note 1) 57 ——57 Credit card — ——Other — — Total receipts 57 ——57 Cash Disbursements Advertising Benefits/Medical — ——Freight out . — . Merchandise .— Other (See Note 2) 64 64 Payroll — ——Rent . — Sales tax — .— Temp help —— Total disbursements 64 64 Gen & Admin Expense Net Operating Cash Flow (7) — (7) Non-operating Professional Fees (See Note 3) 212 ——212 Capital Expenditure — ——Letter of credit — ——Total Non-operating disbursements 212— 212 Net Cash Flow (219) — (219) Disbursements for calculating US Trustee Quarterly Fees: Total disbursements 276 ——(219) US Trustee Fees (See Note 4) 2 0 0 0 3 Note 1: Per agreement with the buyer of debtor entities’ assets, buyer assumed responsibility to pay professionals for up to $1 million in charges incurred after 6/24/2015, The cumulative payments made by buyer approached that $1 million threshold on 11/11/2015, at which time buyer paid debtor the remainder of $56,738.25 to reach the threshold and debtor again began paying professional fees. Note 2: “Other” cash disbursements reflect consulting pay for the CEO/CRO, fees paid for EDGAR SEC reporting, quarterly fees paid to board members, and miscellaneous other admin costs. Note 3: Reflects payments to professionals per Court approval, dockets 1092, 1115, 1116, 1124, 1126, 1131, 1133 and 1151. Note 4: US Trustee fees reflected in the table above are subject to change as disbursements by debtor reflect only one month of the quarter.

In re Seal 123, Inc. et al Case No. 1 5-10081 (CSS) Reporting Period: 11/1/2015 to 11/30/2015 Schedule of Bank Accounts with Book Balances Bank Account CONSOLIDATED Seal 123, Inc. Seal 123 Retail Seal 123 Catalog Seal 123 GC Cash—Seal 123, Inc. 6,186 6,186 Cash—BofA Inv (Cash collateralized LCs) (Note 1} 1,526 1,526 — 7,712 7,712 — Note 1: reflects standby letters of credit of $1,477 million, cash collateralized at 103%.

In re Seal123, Inc. et al Case No. 15-10081 (CSS) Reporting Period: 11/1/2015 to 11/30/2015 Declaration Regarding the Status of Bank Reconciliations of the Debtors In re Seall23, Inc. et al I am the Chief Executive Officer for Seal123, Inc. et al, the above-captioned debtors and debtors in possession (collectively, the “sDebtors”). I am familiar with the Debtors’ day-to-day operations, business affairs and books and records. All statements in the Declaration are based on my personal knowledge, my review of the relevant documents, my discussions with former employees of the Debtors, or my opinion based upon my experience and knowledge of the Debtors’ operations and financial condition. If 1 were called upon to testify, I could and would testify to each of these facts set forth herein based on such personal knowledge, review of documents or opinion. I am authorized to submit this Declaration on behalf of the Debtors. To the best of my knowledge, all of the Debtors’ bank balances as of November 30, 2015 have been reconciled in an accurate and timely manner. Dated December 4, 2015 Respectfully submitted, Bill Langsdorf Title: Chief Executive Officer

In re Seal123, Inc. et al

Case No. 15-10081 (CSS)
Reporting Period: 11/1/2015 to 11/30/2015

SCHEDULE OF PROFESSIONAL FEES AND EXPENSES PAID

This schedule is to include all retained professional payments from case inception to current month.

Payee	Period Covered	Amount Approved	Payor	Check		Amount Paid		Year-To-Date	
				Number	Date	Fees	Expenses	Fees	Expenses
Donlin, Recano & Company, Inc.	1/15/15 - 1/31/15	225	The Wet Seal, Inc.	563729	2/19/2015	176	49	176	49
Klee, Tuchin, Bogdanoff & Stern, LLP	1/15/15 - 1/31/15	234	The Wet Seal, Inc.	15026	3/27/2015	220	14	220	14
Paul Hastings, LLP	1/15/15 - 1/31/15	64	The Wet Seal, Inc.	15027	3/27/2015	64	0	64	0
Young, Conaway, Stargatt & Taylor, LLP	1/15/15 - 1/31/15	60	The Wet Seal, Inc.	15029	3/27/2015	55	5	55	5
Womble, Carlyle, Sandridge & Rice, LLP	1/15/15 - 2/28/15	14	The Wet Seal, Inc.	15085	3/31/2015	14	0	14	0
FreedMaxick	1/28/15 - 2/5/15	39	The Wet Seal, Inc.	14973	3/17/2015	29	10	29	10
Klee, Tuchin, Bogdanoff & Stern, LLP	2/1/15 - 2/28/15	297	The Wet Seal, Inc.	15187	4/10/2015	287	10	507	24
Young, Conaway, Stargatt & Taylor, LLP	2/1/15 - 2/28/15	71	The Wet Seal, Inc.	15186	4/10/2015	64	7	119	12
Pricewaterhouse Coopers, LLP	5/1/15 - 5/31/15	82	Seal123, Inc.	1009	7/9/2015	82	0	82	0
Pricewaterhouse Coopers, LLP	6/1/15 - 7/31/15	36	Seal123, Inc.	1022	8/3/2015	36	0	118	0
Pricewaterhouse Coopers, LLP	6/1/15 - 7/31/15	29	Seal123, Inc.	1043	10/13/2015	29	0	147	0
Province, Inc.	9/1/15 - 9/30/15	21	Seal123, Inc.	1059	11/11/2015	21	0	21	0
Klee, Tuchin, Bogdanoff & Stern, LLP	9/1/15 - 9/30/15	96	Seal123, Inc.	1060	11/11/2015	82	14	589	38
Young, Conaway, Stargatt & Taylor, LLP	9/1/15 - 9/30/15	19	Seal123, Inc.	1061	11/11/2015	18	1	137	13
Simon Property Group (Creditors' Committee)	1/29/15 - 3/10/15	5	Seal123, Inc.	1062	11/11/2015	0	5	0	5
Paul Hastings, LLP	7/1/15 - 9/30/15	5	Seal123, Inc.	1065	11/13/2015	5	0	69	0
Young, Conaway, Stargatt & Taylor, LLP	7/1/15 - 9/30/15	7	Seal123, Inc.	1066	11/16/2015	7	0	144	13
Klee, Tuchin, Bogdanoff & Stern, LLP	7/1/15 - 9/30/15	21	Seal123, Inc.	1067	11/16/2015	21	0	610	38
Paul Hastings, LLP	7/1/15 - 9/30/15	1	Seal123, Inc.	1068	11/16/2015	1	0	70	0
Pachulski Stang Ziehl & Jones LLP	9/1/15 - 9/30/15	19	Seal123, Inc.	1069	11/17/2015	18	1	18	1
Province, Inc.	7/1/15 - 9/30/15	10	Seal123, Inc.	1073	11/25/2015	10	0	31	0
Pachulski Stang Ziehl & Jones LLP	7/1/15 - 9/30/15	9	Seal123, Inc.	1074	11/25/2015	9	0	27	1

Note: As of 4/15/2015, the date of the closing of the asset sale, and through 11/10/2015, all professional fees (except those for Pricewaterhouse Coopers for preparing and filing the debtors' income tax returns) were paid by buyer up to an agreed $1 million threshold. Upon nearing that threshold on 11/11/2015, buyer paid Seal123, Inc. the remaining $56,738.25 to reach the threshold, and Seal123, Inc. assumed payments to professionals as of that date.

In re Seal123, Inc. et al — Case No. 15-10081 (CSS)
MOR - 2 — Reporting Period: 11/1/2015 to 11/30/2015
Debtor Income Statement-By Entity
FOR THE PERIOD NOVEMBER 1 to NOVEMBER 30, 2015

		01	02	03	04
Unaudited	*CONSOLIDATED* *Actual*	Seal123, Inc. *Actual*	Seal123 Retail *Actual*	Seal123 Catalog *Actual*	Seal123 GC *Actual*
Sales	-	-	-	-	-
Cost of Sales	-	-	-	-	-
Buying	-	-	-	-	-
Planning/Allocation	-	-	-	-	-
Warehouse	-	-	-	-	-
Occupancy	-	-	-	-	-
Total Cost of Sales	-	-	-	-	-
Gross Profit (Loss)	-	-	-	-	-
Gross Profit (Retail)	-	-	-	-	-
S,G & A					
Selling-Store Expense	-	-	-	-	-
Selling-Field Support	-	-	-	-	-
Gen & Admin Expense (See Note 1)	276	276	-	-	-
Total S,G&A Expenses	276	276	-	-	-
Operating (Loss) Income	(276)	(276)	-	-	-
Interest Exp, Net	-	-	-	-	-
Other Income (See Note 2)	57	57			
(Loss) Inc Cont Ops Before Tax	(219)	(219)	-	-	-
Inc Tax Provision	-	-	-	-	-
(Loss) Inc from Cont Ops	(219)	(219)	-	-	-
Net Inc(Loss) Disc Ops	-	-	-	-	-
Net (Loss) Inc	(219)	(219)	-	-	-

Note 1: Reflects payments to professionals for $212,020, consulting pay for the CEO/CRO, fees paid for EDGAR SEC reporting, quarterly fees paid to board members and miscellaneous other admin costs.

Note 2: See Note 1 on MOR-1 regarding payment from asset buyer to debtor.

In re Seal123, Inc. et al MOR-3 Case No. 15-10081 (CSS) Reporting Period: 11/1/2015 to 11/30/2015 Balance Sheet-By Entity-Condensed FOR THE PERIOD NOVEMBER 1 to NOVEMBER 30,2015 Consolidated Actual Seal 123, Inc. Actual Seal 123 Retail Actual Seall23 Catalog Actual Seal 123 GC Actual Assets Current Assets: Cash And Cash Equivalents 7,712 7,712 - - - Total Assets 7,712 7,712 Liabilities And Stockholders’ (Deficit) Equity Stand-by letters of credit 1,477 1,477 Total Liabilities 1,477 1,477 - - _ Stockholders’ (Deficit) Equity: Paid-In Capital 6,234 6,234 - - - Total Stockholders’ (Deficit) Equity 6,234 6,234 - . _ Total Liabilities And Stockholders’ Equity 7,712 7,712 - -

In re Seal123, Inc, et al Case No. 15-10081 (CSS) Reporting Period: 11/1/2015 to 11/30/2015 STATUS OF POSTPETITION TAXES (See * Note below) (In thousands) Seal123, Inc. et al Beginning Tax Liability Amount Withheld or Accrued Amount Paid Ending Tax Liability Federal Withholding _ _ _ _ FICA-Employee - - FICA-Employer - - - - Total Federal Taxes - - - - State and Local Withholding - - _ Sales - - - - Unemployment - - - . Income _ _ _ Personal Property - - - Total State and Local - - - . Total Taxes - - - - SUMMARY OF UNPAID POSTPETITION DEBTS (See * Note below) Gen & Admin Expense Number of Days Past Due Current 0-30 31-60 61-90 Over 90 Total Accounts Payable - - - - - - Wages Payable - - - - - Taxes Payable - - - - - _ Rent/Leases-Building - - - - - - Professional Fees - - _ _ _ _ Total Postpetition Debts - - - - - - Note: Summary schedule of post-petition taxes and summary schedule of post-petition debts reflect that buyer assumed operating tax liabilities for activity after the closing of the asset sale on 4/15/2015. Therefore, tax liabilities incurred by buyer post-closing of the asset sale are excluded. No remaining liability shown; taxes paid or to be paid by the buyer.

In re Seal123, Inc. et al Case No. 15-10081 (CSS) Reporting Period: 11/1/2015 to 11/30/2015 DEBTOR QUESTIONNAIRE Must be completed each month Yes No 1. Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below. X 2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below. X 3. Have all postpetition tax returns been timely filed? If no, provide an explanation below. X 4. Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below. X 5. Has any bank account been opened during the reporting period? If yes, provide documentation identifying the opened account(s). If an investment account has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3. X